UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 28, 2014

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Fourth Amendment to Credit Facility

On March 28, 2014, Unifi, Inc. (the “Registrant”) and its subsidiary Unifi Manufacturing, Inc. (“UMI”), as borrowers, entered into a Fourth Amendment to Credit Agreement (“Fourth Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), as agent for the lenders, and certain lenders party thereto (the “Lenders”), which amends the Registrant’s Credit Agreement dated as of May 24, 2012 (as amended, the “Credit Agreement”) that provides for a senior secured credit facility (the “Facility”). In connection with and as part of the Fourth Amendment, the Registrant also entered into a Second Amendment to Guaranty and Security Agreement (the “Guaranty Amendment”) and an Amended and Restated Term Note. The Facility consists of a revolving credit facility (the “Revolver”) and a term loan (the “Term Loan”). Certain capitalized terms used but not defined herein have the meanings given to them in the Fourth Amendment or the Guaranty Amendment, both of which are filed as Exhibits to this Form 8-K, or in the Credit Agreement, which has been filed by the Registrant as an Exhibit to previous reports under the Securities Exchange Act of 1934, as amended.

As its principal features, the Fourth Amendment: (a) increases the Term Loan by $18 million to a total of $68 million; (b) beginning October 1, 2014, requires $2.125 million of fixed quarterly payments on the Term Loan; (c) extends the maturity date of the Facility from May 24, 2018 to March 28, 2019; (d) modifies the calculation of Fixed Charge Coverage Ratio in the Facility so that, at the election of the Registrant, the reduction of Capital Expenditures from EBITDA excludes Capital Expenditures made in connection with the acquisition of certain eligible machinery and equipment or real property during a consecutive 12-month period through June 30, 2015, subject to a maximum exclusion of $18 million for any consecutive 12-month period and other limitations; and (e) modifies the Trigger Level (which relates to, among other things, the requirement to maintain the Fixed Charge Coverage Ratio) such that it occurs when Excess Availability falls below the greater of (i) $10 million, (ii) 20% of the Maximum Revolver Amount, or (iii) 12.5% of the sum of the Maximum Revolver Amount plus the outstanding principal amount of the Term Loan. The Guaranty Amendment modifies the Cash Dominion Trigger Level in the Guaranty and Security Agreement so that its definition is the same as the Trigger Level in the Credit Agreement as outlined in part (e) of the previous sentence.

In connection with the $18 million increase to the Term Loan on March 28, 2014, amounts outstanding under the Revolver were reduced on that date by a corresponding $18 million. As a result, the net effect of the Fourth Amendment is to increase the Registrant’s borrowing capacity under the Facility by $18 million, which the Registrant may use to fund strategic initiatives, including possible capital expenditures.

In connection with the Fourth Amendment, the Registrant paid the Lenders a fee of $150,000. Other than in respect of the Facility, neither the Registrant nor any of its affiliates has any material relationship with any of the other parties to the Credit Agreement, other than that Bank of America, N.A. and Wells Fargo have performed, and may in the future perform, for the Registrant and its affiliates, various commercial banking, investment banking, underwriting, trust and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The foregoing discussion of the terms of the Fourth Amendment is not complete and is qualified in its entirety by reference to the full text of the Fourth Amendment and the Guaranty Amendment, copies of which are included as Exhibits 4.2 and 4.3, respectively, to this Form 8-K. The Registrant previously entered into a Third Amendment to Credit Agreement on January 16, 2014, the principal terms of which were disclosed in the Registrant’s Form 10-Q for the quarterly period ended December 29, 2013, a copy of which amendment is included as Exhibit 4.1 to this Form 8-K.

Third Amendment to Yarn Purchase Agreement

On March 28, 2014, UMI entered into a Third Amendment to Yarn Purchase Agreement with Hanesbrands Inc. (“HBI”), which amends the Yarn Purchase Agreement between UMI and HBI dated November 6, 2009 (as amended, the “Yarn Purchase Agreement”). Pursuant to the Yarn Purchase Agreement, HBI has agreed to purchase certain yarns (the “Products”) from UMI to fulfill a substantial portion of HBI’s Products requirements in the Western Hemisphere. The Third Amendment provides an interim extension of the term of the Yarn Purchase Agreement from March 31, 2014 (the current expiration date) to May 31, 2014, to allow the parties additional time to negotiate an anticipated longer-term extension of the Yarn Purchase Agreement; it does not change any other term of the Yarn Purchase Agreement. The Third Amendment to Yarn Purchase Agreement will be filed as an exhibit to a future periodic report of the Registrant.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The discussion under “Fourth Amendment to Credit Facility” in Item 1.01 above is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1

Third Amendment to Credit Agreement, dated as of January 16, 2014, by and among the Registrant and Unifi Manufacturing, Inc., as borrowers, Wells Fargo Bank, N.A., as agent for the lenders, and certain lenders party thereto.

4.2

Fourth Amendment to Credit Agreement, dated as of March 28, 2014, by and among the Registrant and Unifi Manufacturing, Inc., as borrowers, Wells Fargo Bank, N.A., as agent for the lenders, and certain lenders party thereto.

4.3	Second Amendment to Guaranty and Security Agreement, dated as of March 28, 2014, by among the Grantors listed therein and Wells Fargo Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/s/ W. RANDY EADDY
W. Randy Eaddy
General Counsel and Secretary

Dated:     March 31, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4.1

Third Amendment to Credit Agreement, dated as of January 16, 2014, by and among the Registrant and Unifi Manufacturing, Inc., as borrowers, Wells Fargo Bank, N.A., as agent for the lenders, and certain lenders party thereto.

4.2

Fourth Amendment to Credit Agreement, dated as of March 28, 2014, by and among the Registrant and Unifi Manufacturing, Inc., as borrowers, Wells Fargo Bank, N.A., as agent for the lenders, and certain lenders party thereto.

4.3	Second Amendment to Guaranty and Security Agreement, dated as of March 28, 2014, by among the Grantors listed therein and Wells Fargo Bank, N.A., as administrative agent.